houston american

exploring the potential


NYSE AMERICAN: HUSA

Investor Presentation

June 2019

Forward-Looking Statements

This presentation contains forward-looking statements, including those relating to our future financial and operational results, reserves or transactions, that are subject to various risks and uncertainties that could cause the Company's future plans, objectives and performance to differ materially from those in the forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as "may", "expect," "intend," "plan," "subject to," "anticipate," "estimate," "continue," "present value," "future," "reserves," "appears," "prospective," or other variations thereof or comparable terminology. Factors that could cause or contribute to such differences could include, but are not limited to, those relating to the results of exploratory drilling activity, the Company's growth strategy, changes in oil and natural gas prices, operating risks, availability of drilling equipment, availability of capital, the inherent variability in early production tests, dependence on weather conditions, seasonality, expansion and other activities of competitors, changes in federal or state environmental laws and the administration of such laws, the general condition of the economy and its effect on the securities market, the availability, terms or completion of any strategic alternative or any transaction and other factors described in "Risk Factors" and elsewhere in the Company's Form 10-K and other filings with the SEC. While we believe our forward-looking statements are based upon reasonable assumptions, these are factors that are difficult to predict and that are influenced by economic and other conditions beyond our control.

The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose proved, probable and possible reserves. We use certain terms in this document, such as non-proven, resource potential, Probable, Possible, Exploration and un-risked resource potential. These terms include reserves, and prospects and leads not rising to the level of or included in reserves, with substantially less certainty than proved reserves, and no discount or other adjustment is included in the presentation of such amounts. The recipient is urged to consider closely the disclosure in our Form 10-K and quarterly reports available from us at 801 Travis, Suite 1425, Houston, Texas 77002 or our website. You can also obtain these reports from the SEC by calling 1-800-SEC-0330.

Company Investment Profile

- **Permian/Delaware Basin Assets - Reeves County**

  - 960 gross acres with 18.6% average working interest (subject to 5% back-in after payout)

  - 2 horizontal wells drilled, on production. Potential for additional wells

- **Permian/Midland Basin Assets – Yoakum County**

  - 650 gross acres with 12.5% working interest (subject to 10% back-in after payout)

  - 1 horizontal well drilled and on production. Potential for up to 5 additional horizontal wells

  - Additional potential in 5,700 acre AMI

- **Legacy Assets With Potential Upside – Colombia**

  - Large acreage lease blocks subject to litigation with potential upside from ongoing settlement discussions

Company Investment Profile (continued)

- **Legacy Assets With Potential Upside – Louisiana**

  - Mineral interest in 2,485-acre block in East Baton Rouge Parish

  - Potential upside from planned third party drilling on a 744-acre section of the block in which HUSA holds a 5.27% net royalty interest

- **Clean Balance Sheet – Tax Losses**

  - No debt. Approximately $50 MM tax loss carryforward

- **Low Overhead**

  - Low cost structure and expense discipline measures ongoing

- **Access To Capital**

  - Access to public market capital through existing ATM facility

  - History of accessing private market capital to support investments in acreage and drilling

Permian

Reeves County

Delaware Basin

Reeves County, Texas

- **Leases**
  - 18.6% average working interest (subject to 5% back-in after payout) in 2 prospects covering 960 gross acres in Reeves County Delaware Sub-basin
- **Initial wells**
  - The O'Brien #3H well and the Johnson #1H well were drilled, completed and put on production in 2017
- **Future Plans**
  - The Multi-Stacked Pay Zones that define these prospects allow for potentially eight 4500' Hz wells per 640 acres in each stacked prospective pay zone
  - Company anticipates additional drilling on both leases in the future. However timing for this activity has not been defined

Resource Plays in the Permian Basin

- The Permian Basin includes the Wolfcamp, Bone Spring, and Avalon formations [1]
- HUSA's acreage in Reeves County, TX is located in the most active county in the Permian Basin
- HUSA's acreage ★ is situated where all three shale formations/trends overlap



HUSA's acreage is located where all Wolfcamp/Bone Spring / Avalon formations overlap
DELAWARE BASIN
Abo Trend
Yeso Trend
MIDLAND
Cline Shale
NEW MEXICO
TEXAS
Avalon
Wolfcamp Shale
Bone Spring Trend
CENTRAL BASIN PLATFORM
Spraberry Trend
Wolfcamp Oil Shale
Chaves
Cochran
Hockley
Yoakum
Terry
Lea
Eddy
Andrews
Martin
Howard
Mitchell
Nolan
Glasscock
Loving
Winkler
Ector
Sterling
Coke
Culberson
Ward
Crane
Reagan
Tom Green
Jeff Davis
Pecos
Crockett
Schleicher
DELAWARE BASIN
PERIOD
SERIES
FORMATION
GUADALUPE
DELAWARE GROUP
LAMAR BELL CANYON
CHERRY CANYON
BRUSHY CANYON
UPPER AVALON SHALE
LOWER AVALON SHALE
1ST BONE SPRING
2ND BONE SPRING
3RD BONE SPRING
WOLFCAMP
WOLFCAMP
PENN
PENNSYLVANIAN
CENTRAL PLATFORM
PERIOD
SERIES
FORMATION
GUADALUPE
WHITE-HORSE
TANSILL
YATES
7 RIVERS
QUEEN
GRAYBURG
WARD
SAN ANDRES
GLORIETA
LEONARD
YESO
PADDOCK
BLINEBRY
TUBB
DRINKARD
ABO
WOLFCAMP
WOLFCAMP
HUECO
BURSUM
PENN
PENNSYLVANIAN
MIDLAND BASIN
PERIOD
SERIES
FORMATION
GUADALUPE
WHITE-HORSE
TANSILL
YATES
7 RIVERS
QUEEN
GRAYBURG
WARD
SAN ANDRES
GLORIETA
LEONARD
CLEAR FORK
UPPER LEONARD
UPPER SPRABERRY
LOWER SPRABERRY
DEAN
WOLFCAMP
WOLFCAMP
PENN
PENNSYLVANIAN

1. U.S. Geologic Survey, Article titled "USGS Estimates 20 Billion Barrels of Oil in Texas' Wolfcamp Shale Formation" dated November 15, 2016. The USGS assessment of continuous oil only covers the Midland Basin portion of Texas' Permian Basin. HUSA's project is in the western side of the Permian Basin in the portion of the basin called the Delaware Basin.

Assets in the Delaware Basin

- In January 2017 HUSA acquired a 25% interest in initial ~720 gross leased acres for $5,500 per net acre (179 net leased acres) – pooling increased gross acres to 960, with HUSA now owning 18.7% average WI
- The O'Brien #3H well and the Johnson #1H well are both now producing oil and gas

Wolfcamp Oil/Condensate/Gas Trend Map [1]



Our acreage is in a high-GOR, oil, gas and condensate-rich / underdeveloped area of the trend
Condensate-Rich Tre
Eddy
Gas-Rich Trend
Oil-Rich Trend
Apache's Alpine High Field
Gas-Oil Ratio (Mcfg/Bo)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0

1. Image taken from Centennial Goldman Sachs Global Energy Conference presentation – January 2017, page 5. Includes only wells reported as producing from Wolfcamp formation.

Permian

Yoakum County

San Andres Horizontal Oil Play

Yoakum County, Texas

- **Lease**
  - 12.5% working interest (subject to proportionate 10% back-in after payout) in prospect covering 650 acres in the Northern portion of Midland Basin
  - Lease has a three-year primary term, expiring October 1, 2019, and a 75% net revenue interest (9.375% net to our interest)
- **Initial well**
  - Frost #1H well drilled December 2018; well put on production in June 2019
- **Future Plans**
  - Company anticipates drilling 6 total wells on current acreage
  - Four horizontal wells will hold the entire acreage block upon the establishment of production
  - 5,700 acre AMI for future development

New Technology Creates Highly Competitive & Emerging Play

- **The Main Pay Zone (MPZ) of the San Andres formation has been developed historically in the Permian Basin with conventional, vertical wells drilled on structural highs (see map to right)**

- **Over 10 Billion barrels of oil have been recovered from the Permian Basin San Andres formation**

- **Industry has been interested in what is commonly referred to as the San Andres Residual Oil Zone (ROZ) beneath existing fields since the 1980's**

- **Recent application of horizontal drilling and multi-frac technologies to the San Andres ROZ has resulted in increased activity in West Texas & SE New Mexico**



Cochran Co, TX
Yoakum Co, TX
Gaines Co, TX
Andrews Co, TX
Lea Co, NM
NORTHERN SHELF
DELAWARE BASIN
New Mexico
Texas
Industry Horizontal Activity
San Andres Vertical Wells
Source: Drilling Info

Mineral Acreage

East & West Baton Rouge Parishes, LA

East and West Baton Rouge Parish Mineral Acreage

- **Mineral Acreage**
  - Company holds a 23.437% mineral interest in 2,485 gross acres, including a 3.547% net royalty interest in 498 acres including one well and 1,243 unleased acres
  - 744 gross acres (174 acres net to HUSA's interest) have been leased to a third party operator subject to a 22.5% royalty (5.27% net to HUSA's interest)
- **Opportunity**
  - The operator/lessee of the 744 acre block has indicated that it plans to drill an initial well to test the Lower Tuscaloosa Formation below 19,000 ft
  - Other Lower Tuscaloosa fields in the area are Port Hudson, Alsen, Irene, South Irene and Profit Island

Colombia

Northern Putumayo Basin

Status of Colombia Concessions

- **Three Concessions**
  - Serrania (license has been relinquished)
  - Los Picachos (license suspended)
  - Macaya (license suspended)
- **Working Interest**
  - 12.5% in each concession
- **Current Ongoing Operations**
  - License to drill in Serrania was issued, then withdrawn by Government in April 2016
  - Lawsuit filed by operating partner…awaiting initial judgement
  - Discussions underway with the government on Los Picachos and Macaya licenses.
  - Timing and certainty of a resolution is unknown at this time

Management and Directors

Management

James Schoonover CEO - Mr. Schoonover has served as a director of Houston American since April 2018 and as CEO since June 2018. Previously, Mr. Schoonover held management positions with numerous companies, including Shearson Lehman Brothers, Lifetime Corporation and MedTox Scientific. In his position as Chief Marketing Officer at MedTox Scientific, he was instrumental in growing the public company's revenue from $20,000,000 to $120,000,000. He has been an avid supporter of Houston American Energy, having been a shareholder since 2007. Schoonover has an undergraduate degree from Cornell University in Ithaca, NY and an MBA from the University of St. Thomas in Minneapolis, MN.

Directors

R. Keith Grimes Chief Operating Officer of Sierra Hamilton, an international consulting company to oil and gas exploration and production companies offering specialized technical consulting and E&P technology to operators worldwide. Formerly CEO of predecessor company, Hamilton Group and with Expro Group as Director Eastern Hemisphere. Mr. Grimes has a BSc. in Petroleum Engineering from Texas Tech University.

Stephen Hartzell Owner and President of S.P. Hartzell, Inc., a professional independent consulting exploration geology firm and Co-Owner of Southern Star Exploration, LLC, an independent oil and gas exploration company. Formerly, held various geological positions with Amoco Production Company, Tesoro Petroleum Corporation, Moore McCormack Energy and American Hunter Exploration.

Capitalization (as of 3/31/19)

NYSE MKT: HUSA	
Market Capitalization	$13.7 million
Total Assets	$7.9 million
Total Liabilities	$0.52 million
Stockholders' Equity	$7.4 million
Common Shares Outstanding	62.4 million
Common Shares Fully Diluted	75.1 million


Common Shares (millions)
Fully Diluted
6.1
6.8%
7.7
10.2%
10.5
14%
51.9
69%
Public Float
Insiders
Convertible Preferred
Options & Warrants

Summary

Summary

- **Houston American Energy is:**
- A company committed to the further development of our Permian assets and exploitation of new Permian opportunities
- A debt-free company with access to capital
- A company with a valuation not accounting for the upside potential of legacy assets
- A company with almost 2 decades of experience in opportunistic acquisitions of interests in domestic and international leases
- A company committed to fiscal discipline
- A company with quality operating partners

THANK YOU